UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 11, 2006 (July 10, 2006)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



   Delaware                         0-15905                      73-1268729
  (State of                       (Commission                  (IRS Employer
Incorporation)                    File Number)               Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



               --------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 1, 2006, the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UMFSL"), the independent registered public accountants of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), announced that they were joining UHY LLP, a New York limited liability partnership. UHY LLP is the independent registered public accounting firm with which UMFSL has had an affiliation and is a separate legal entity from UMFSL. On July 10, 2006, UMFSL notified the Company that as a consequence of the change in its relationship with UHY LLP, it has ceased to provide audit services and resigned as the independent registered public accountants of the Company on that date. Upon UMFSL's resignation the Company retained UHY LLP as the Company's independent registered public accountants for the Company's fiscal year ending December 31, 2006 and the interim periods prior to such year end.

     During the Company's two most recent fiscal years and the interim period through July 10, 2006, the Company has not consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did UHY LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with UHY LLP on any matter that was the subject of a disagreement with UMFSL or a reportable event.

     None of the reports of UMFSL on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the fiscal year ended December 31, 2004 contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

     During the two most recent fiscal years of the Company and the interim period through July 10, 2006, there were no disagreements between the Company and UMFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UMFSL, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The decision to retain UHY LLP as the Company's independent registered public accountants was approved by the audit committee of the Board of Directors of the Company.

     The Company has provided UMFSL with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that UMFSL deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter of UMFSL is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


            (d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:


                  16.1 Letter, dated July 11, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission.



SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2006

                                                  BLUE DOLPHIN ENERGY COMPANY



                                                   /s/ Gregory W. Starks
                                                  ------------------------------
                                                  By: Gregory W. Starks
                                                       Vice President, Treasurer

                                INDEX TO EXHIBITS


Exhibit     Description of Exhibit
-------     ----------------------

16.1        Letter,  dated July 11, 2006,  from UHY Mann Frankfort  Stein & Lipp
            CPAs, LLP.